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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 17, 2001

Washington Mutual, Inc.
(Exact name of registrant as specified in its charter)

Washington	1-14667	91-1653725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1201 Third Avenue, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)

(206) 461-2000
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

    On October 17, 2001, Washington Mutual, Inc. (the "Company") held a conference call to discuss the Company's results of operations for the third quarter of 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)
Exhibits

99.1
Transcript of remarks of Company management on the conference call on October 17, 2001 discussing the Company's results of operations for the third quarter of 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL, INC.

Date: October 24, 2001	By:	/s/ FAY L. CHAPMAN Fay L. Chapman Senior Executive Vice President and General Counsel

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SIGNATURES